SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2015

4net Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	33-131110-NY	22-1895668
(State or other	(Commission File No.)	(I.R.S. Employer
Jurisdiction of Incorporation)		Identification Number)

31248 Oak Crest Drive, Suite 110, Westlake Village, California 91361

(Address of Principal Executive Office) (Zip Code)

(805) 416-7054

(Registrant's telephone number including area code)

3990-B Heritage Oak Court, Simi Valley, California 93063

(Former Address of Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01 Other Events.

Effective March 1, 2015, the registrant relocated its principal offices to 31248 Oak Crest Drive, Suite 110, Westlake Village, California 91361. The registrant's new telephone number is (805) 416-7054. The registrant occupies a portion of the offices occupied by BKF Capital Group, Inc. on a month to month basis for a monthly fee of $50 per month paid to BKF Capital Group, Inc.

Steven N. Bronson, the registrant's Chairman, CEO, and majority shareholder, is also the Chairman, CEO and majority shareholder of BKF Capital Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Ridgefield Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2015

4net Software, Inc.
(Registrant)

By:	/s/ STEVEN N. BRONSON
Steven N. Bronson,
CEO and President